UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

OPENLANE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11299 N. Illinois Street, Suite 500

Carmel, Indiana 46032

(Address of principal executive offices)

(800) 923-3725

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OPLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 11, 2026, Ignition Acquisition Holdings LP (the “Selling Stockholder”), a fund advised by Apax Partners, L.P., launched and priced its registered public secondary offering (the “Offering”) of 8,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”), of OPENLANE, Inc. (the “Company”). The closing of the Offering with respect to the 8,000,000 shares occurred on August 13, 2026, with gross proceeds to the Selling Stockholder of approximately $274.9 million.

The Company did not receive any proceeds from the sale of the shares of Common Stock by the Selling Stockholder.

In addition, the Company purchased, out of the aggregate of 8,000,000 shares of Common Stock sold as part of the Offering, 727,590 shares of Common Stock at a price per share equal to the price per share paid by BoA Securities, Inc. (the “Underwriter”) to the Selling Stockholder.

In connection with the Offering, the Company entered into an Underwriting Agreement, dated August 11, 2026 (the “Underwriting Agreement”), by and among the Company, the Selling Stockholder and the Underwriter. The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated by reference herein. The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement.

The Company previously filed with the Securities and Exchange Commission (“SEC”) an automatic shelf registration statement (including a prospectus) on Form S-3 (File No. 333-277249), as supplemented by a prospectus supplement, filed with the SEC on August 13, 2026, for the Offering.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 11, 2026, by and among OPENLANE, Inc., the selling stockholder named therein and BofA Securities, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2026

By:	/s/ Bradley Herring
Name:	Bradley Herring
Title:	Executive Vice President and Chief Financial Officer

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